{FORM ALWAYS REQUIRED}

Principal Life Insurance Company
{ATTN: RIS Annuity Services
711 High Street
Des Moines, IA 50392-1770}

{Principal Lifetime Income Solutions II℠}
Variable Annuity Application

A Flexible Premium Variable Deferred Individual Annuity

1. Owner(s)

Primary Owner: Owner is a/an: ☐ Individual ☐ Trust ☐ Custodian/POA ☐ UTMA/UGMA

Full Name (First, Middle, Last) ____________ Trust Date (if applicable) ____________

Street Address ____________ City ____________ State ____ Zip ____

Email Address ____________

Date of Birth ____________ Gender ☐ M ☐ F Social Security or Tax ID # ____________ Telephone Number ( )

Joint Owner: Not applicable for Qualified contracts

Full Name (First, Middle, Last) ____________

Date of Birth ____________ Gender ☐ M ☐ F Social Security or Tax ID # ____________ Telephone Number ( )

2. Annuitant(s)

Primary Annuitant: Complete only if different than owner

Full Name (First, Middle, Last) ____________

Street Address ____________ City ____________ State ____ Zip ____

Date of Birth ____________ Gender ☐ M ☐ F Social Security or Tax ID # ____________ Telephone Number ( )

Joint Annuitant: Not applicable for Qualified contracts

Full Name (First, Middle, Last) ____________

Date of Birth ____________ Gender ☐ M ☐ F Social Security or Tax ID # ____________ Telephone Number ( )

3. Type of Contract

Tax Status:{ ☐ Nonqualified (NQ) ☐ Traditional IRA ☐ IRA Transfer ☐ IRA Rollover ☐ Roth IRA ☐ Pension Trust ☐ SEP IRA ☐ SIMPLE IRA }

Beneficiary stretch not available.

If Qualified, date of the Contribution Year: ____________ If Roth IRA, date of the first contribution to any Roth IRA: ____________

Premium Details	Amount	Personal Check	NQ Transfer	Transfer from IRA	Rollover from Eligible Qualified Plan
Initial Premium:	$ ____________	☐	☐	☐	☐
Initial Premium:	$ ____________	☐	☐	☐	☐
Initial Premium:	$ ____________	☐	☐	☐	☐

Minimum Premium {$5000} Nonqualified, {$2000} Qualified, or {$100} Pre-Authorized Checking Withdrawal

Make checks payable to **Principal Life Insurance Company**

4. Owner's Beneficiary

Must designate at least one primary beneficiary.

Primary Contingent

☐ or ☐ ____ % ____ Print Full Name ____ Relationship to Owner ____ Social Security Number

____ Date of Birth ____ Address ____ City ____ State ____ Zip ( ) ____ Phone Number

☐ or ☐ ____ % ____ Print Full Name ____ Relationship to Owner ____ Social Security Number

____ Date of Birth ____ Address ____ City ____ State ____ Zip ( ) ____ Phone Number

☐ or ☐ ____ % ____ Print Full Name ____ Relationship to Owner ____ Social Security Number

____ Date of Birth ____ Address ____ City ____ State ____ Zip ( ) ____ Phone Number

☐ or ☐ ____ % ____ Print Full Name ____ Relationship to Owner ____ Social Security Number

____ Date of Birth ____ Address ____ City ____ State ____ Zip ( ) ____ Phone Number

☐ or ☐ ____ % ____ Print Full Name ____ Relationship to Owner ____ Social Security Number

____ Date of Birth ____ Address ____ City ____ State ____ Zip ( ) ____ Phone Number

☐ or ☐ ____ % ____ Print Full Name ____ Relationship to Owner ____ Social Security Number

____ Date of Birth ____ Address ____ City ____ State ____ Zip ( ) ____ Phone Number

Additional Designations Attached

☐ A separate page is attached with additional beneficiary designations. (Note: The date, contract number, and the signature of the owner must appear on all pages included as part of this request.)

5. Monthly Pre-Authorized Checking Withdrawal

☐ Monthly Pre-authorized Checking Withdrawal First Payment Drawn on Date: ____ (MM/DD/YYYY) **Not available on 29th, 30th, or 31st of any month**

Payment Amount $ ____

Transit Routing # ____ Account # ____ ☐ Checking ☐ Savings

6. Employer Information

Complete this section if {Payroll Deduct IRA, SEP IRA, Simple IRA, Pension Trust} or a Nonqualified Employer Plan

____ Name of Company ____ Name of Company Contact

____ Address ____ City ____ State ____ Zip ( ) ____ Phone Number

☐ Employer Billing (List Bill) Annualized Amount $ ____ Frequency: ☐ Monthly ☐ Quarterly ☐ Semi-Annually ☐ Annually

7. Guaranteed Minimum Withdrawal Benefit (GMWB) Rider (this section is required)

A GMWB rider is required. Only one GMWB rider may be selected.

{ ☐ **{Target Income Protector}** (available to owner(s) under age 81; minimum issue age is 45). **Complete section 8**
☐ **{Flexible Income Protector}** (available to owner(s) under age 81; minimum issue age is 45). **Complete section 9** }

You may elect one of the following. **If neither box is checked, the For Life Withdrawal Benefit Payment will be "Single Life" unless you elect "Joint Life" before you take your first withdrawal.**

☐ "Single Life" For Life Withdrawal Benefit Payment Option

☐ "Joint Life" For Life Withdrawal Benefit Payment Option (Available only if (i) joint owners are each other's Spouse, or (ii) sole owner is a natural person and owner's Spouse is the primary beneficiary. The Spouse must be eligible to make a spousal continuation election under federal tax law.)

Spouse's Name ______________________ Spouse's DOB ___________ Spouse's SSN or Tax ID # ______________

Spouse's name, date of birth and social security number are required when "Joint Life" is elected.

8. {Target Income Protector} Rider (only complete if this rider has been selected in section 7)

A. Investment Options (Use whole percentages)

%	Diversified Balanced Managed Volatility
%	Diversified Growth Managed Volatility
%	Diversified Income
%	Fidelity Government Money Market
%	Fixed DCA Plus 6-Month Account (Money will be Transferred to: (use whole percentages) ______% Diversified Balanced Managed Volatility ______% Diversified Growth Managed Volatility ______% Diversified Income ______% Fidelity Government Money Market 100 % Total DCA 6-Month Account
%	Fixed DCA Plus 12-Month Account (Money will be Transferred to: (use whole percentages) ______% Diversified Balanced Managed Volatility ______% Diversified Growth Managed Volatility ______% Diversified Income ______% Fidelity Government Money Market 100 % Total DCA 12-Month Account
100 %	**Total**

B. Automatic Portfolio Rebalancing (Use whole percentages)

Unless you direct otherwise, the contract accumulated value will be automatically rebalanced according to your GMWB investment option allocations as long as there are no allocations to either of the DCA Plus accounts. If allocations to either of the DCA Plus accounts have been made, APR instructions must be provided.

APR will automatically occur each calendar quarter.

______% Diversified Balanced Managed Volatility
______% Diversified Growth Managed Volatility
______% Diversified Income
______% Fidelity Government Money Market
100 % **Total**

9. {Flexible Income Protector Rider} (only complete if this rider has been selected in section 7)

A. Investment Options (Use whole percentages)

%	Diversified Balanced
%	Diversified Balanced Managed Volatility
%	Diversified Growth
%	Diversified Growth Managed Volatility
%	Diversified Income
%	Fidelity Government Money Market
%	Fixed DCA Plus 6-Month Account (Money will be Transferred to: (use whole percentages) ______% Diversified Balanced ______% Diversified Balanced Managed Volatility ______% Diversified Growth ______% Diversified Growth Managed Volatility ______% Diversified Income ______% Fidelity Government Money Market 100 % Total DCA 6-Month Account
%	Fixed DCA Plus 12-Month Account (Money will be Transferred to: (use whole percentages) ______% Diversified Balanced ______% Diversified Balanced Managed Volatility ______% Diversified Growth ______% Diversified Growth Managed Volatility ______% Diversified Income ______% Fidelity Government Money Market 100 % Total DCA 12-Month Account
100 %	**Total**

B. Automatic Portfolio Rebalancing (Use whole percentages)

Unless you direct otherwise, the contract accumulated value will be automatically rebalanced according to your GMWB investment option allocations as long as there are no allocations to either of the DCA Plus accounts. If allocations to either of the DCA Plus accounts have been made, APR instructions must be provided.

APR will automatically occur each calendar quarter.

{______% Diversified Balanced
______% Diversified Balanced Managed Volatility
______% Diversified Growth
______% Diversified Growth Managed Volatility
______% Diversified Income
______% Fidelity Government Money Market}
100 % Total

10. Interest Rate Lock-In for Fixed DCA Plus Account

☐ Lock in the Fixed DCA Plus Account (if applicable) interest rate as of Owner's signature date.

The rate is guaranteed only if this application is received in our home office within {10} business days from the Owner's signature date and will only apply to the first premium payment we receive in our home office. The premium payment must be received in our home office within {90} calendar days of the Owner's signature date for the guarantee to apply. All subsequent premium payments will earn the rate in effect at the time the premium payment is received in our home office. **If the Lock-In box is not marked, the rate in effect at the time the premium payment is received in our home office will apply.**

11. Telephone and Internet Authorization

I (We) want telephone services as described in the prospectus. ☐ Yes ☐ No

I (We) want Internet transaction services for the sales representative as described in the prospectus. ☐ Yes ☐ No
Internet instructions received from the sales representative will be binding on all contract owners*

*The contract owner may elect to perform financial transactions on the Internet upon establishing a Personal Identification Number on the Principal Financial Group web site.

If these boxes are not checked telephone and Internet services are not available. Telephone or Internet instructions received from any joint contract owner will be binding on all owners.

NOTE: Authorization for these services can be revoked at any time by providing us written notice.

12. Replacement Information to be Completed by Owner

Do you have any pending or inforce life insurance coverage or annuity contracts? ☐ Yes ☐ No

If yes, will this annuity replace or change any pending or inforce life insurance or annuity contracts? ☐ Yes ☐ No

13. Replacement Information to be Completed by Marketer

Does the applicant have, or are you aware that the applicant has, any pending or inforce life insurance or annuity contracts? ☐ Yes ☐ No

Do you have any reason to believe this annuity will replace or change any pending or inforce life insurance or annuity contracts? ☐ Yes ☐ No

14. Owner's Signature

I have read this application and have had the opportunity to read the prospectus. I have been given the opportunity to ask questions regarding this investment and they have been answered to my satisfaction. **I understand the following about the contract I am purchasing:**

- **Benefits based on the performance of the separate account will decrease or increase with investment experience and are not guaranteed as to dollar amount.**

I agree: (1) I have read this application and all statements and answers as they pertain to me are true and complete to the best of my knowledge and belief.

(2) Such statements and answers are the basis for any contract issued, and no information about me will be considered to have been given to Principal® unless it is stated in this application.

(3) A marketer does not have authorization to accept risk, or make, void, waive or change any conditions of this application, the contract or any premium receipt.

(4) Principal® will have no liability until a contract is issued on this application and delivered to, and accepted by the owner, while each proposed owner and annuitant are alive.

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Signed At City State Date

Contract Owner	**Joint Owner**
X ______________________	**X** ______________________
Owner's Signature	Joint Owner's Signature
______________________	______________________
Print Owner's Name	Print Joint Owner's Name

15. Marketer's Statement

If required, I have provided the applicant with the appropriate Compensation Disclosure form.

Producer Certification for Replacement Transaction: By my signature, I hereby certify that I have used only the company's approved sales material in connection with this sale and that copies of all sales materials, prospectus and/or illustrations used were left with the applicant. I further certify that this replacement transaction follows the company's written replacement policy.

Marketer #1	**Marketer #2**	**Marketer #3**
Marketer's Signature	Marketer's Signature	Marketer's Signature
Print Marketer's Name	Print Marketer's Name	Print Marketer's Name
Principal Marketer ID (or Detail Code)	Principal Marketer ID (or Detail Code)	Principal Marketer ID (or Detail Code)
Agency Office/Bank Name	Agency Office/Bank Name	Agency Office/Bank Name
Phone Number	Phone Number	Phone Number
Email	Email	Email
Selling Split %	Selling Split %	Selling Split %
Servicing Split %	Servicing Split %	Servicing Split %

☐ This sale involves the split commissions as indicated above and one of the representatives is registered with a broker dealer other than Principal Securities, Inc. (Submission of the Broker/Dealer Acknowledgment Form, {MM 2117}, is required.)

Commission Options - Refer to your commission schedule or verify with your broker/dealer to confirm that the option you select is available.

{ ☐ Option A ☐ Option B ☐ Option C ☐ Option D }